Exhibit 99.1

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER,
CHIEF ADMINISTRATIVE OFFICER AND TREASURER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Joseph C. Levesque, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Aetrium Incorporated on Form 10-Q for the quarterly period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Aetrium Incorporated. A signed original of this written statement required by Section 906 has been provided to Aetrium Incorporated and will be retained by Aetrium Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Joseph C. Levesque

Name: Joseph C. Levesque
Title: President and Chief Executive Officer

I, Douglas L. Hemer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Aetrium Incorporated on Form 10-Q for the quarterly period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Aetrium Incorporated. A signed original of this written statement required by Section 906 has been provided to Aetrium Incorporated and will be retained by Aetrium Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Douglas L. Hemer

Name: Douglas L. Hemer
Title: Chief Administrative Officer

I, Paul H. Askegaard, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Aetrium Incorporated on Form 10-Q for the quarterly period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Aetrium Incorporated. A signed original of this written statement required by Section 906 has been provided to Aetrium Incorporated and will be retained by Aetrium Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Paul H. Askegaard

Name: Paul H. Askegaard
Title: Treasurer (principal financial and accounting officer)